UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2010 (January 26, 2010)

AMERICAN OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

On January 26, 2010, American Oil & Gas Inc. (the “Company”) granted an aggregate of 22,557 shares of restricted common stock (the “Restricted Shares”) pursuant to the Amended and Restated 2006 Stock Incentive Plan 7,519 of the Restricted Shares were issued to each of C. Scott Hobbs, Nick DeMare and Jon R. Whitney as non-officer, director compensation. Messrs. Hobbs, DeMare and Whitney, are not permitted to transfer two-thirds’ of their respective 7,519 Restricted Shares until they are no longer a member of the board.

These issuances were granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D and applicable state laws. These issuances qualified for this exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities; (ii) the securities were issued to a person with knowledge and experience in financial and business matters so that he is capable of evaluating the merits and risks of an investment in the Company; and (iii) the grantees received “restricted securities.”

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangement of Certain Officers.

On January 26, 2010, pursuant to approval of the Compensation Committee of the Board of Directors of the Company, the Board of Directors authorized the following annual salary increases, effective as of January 1, 2010, and bonus amounts for 2009 performance to be paid in January 2010, to the named executive officers of the Company:

	2009 Salary	2010 Salary	Bonus
Andrew Calerich (1)	$207,000	$257,000	$50,000
Joseph B. Feiten (2)	$205,700	$216,000	$50,000
Patrick D. O’Brien (3)	$142,500	$200,000	$50,000
Don Schroeder (4)	$180,000	$190,000	$50,000
Peter Loeffler (5)	$204,600	$215,000	$50,000

(1) Mr. Calerich is President and a director of the Company.
(2) Mr. Feiten is Chief Financial Officer for the Company.
(3) Mr. O’Brien is Chief Executive Officer and Chairman of the Board of the Company.
(4) Mr. Schroeder is Vice President of Land for the Company.
(5) Mr. Loeffler is Vice President of Exploration & Development for the Company.

Item 7.01. Regulation FD Disclosure

On January 27, 2010, the Company issued a press release announcing a participation agreement entitled “American Oil & Gas Inc. Updates Bakken and Three Forks Goliath Project.” A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Title of Document	Location
99.1	Press Release dated January 27, 2010	Attached

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2010	AMERICAN OIL & GAS INC.

	By:	/s/ Andrew P. Calerich

Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit
Number	Title of Document	Location
99.1	Press Release dated January 27, 2010	Attached

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